UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       February 17, 2004
                                                 -------------------------------



                        ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


    Delaware                            1-8403                   38-1749884
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(State or Other Jurisdiction       (Commission File           (IRS Employer
 of Incorporation)                  Number)                  Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                      48309
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code          (248) 293-0440
                                                    ----------------------------



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         (Former name or former address, if changed since last report)

      Energy Conversion Devices, Inc., a Delaware corporation ("Registrant"), submits the following report on Form 8-K.

Item 12.     Results of Operations and Financial Condition
-------      ---------------------------------------------

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

      On February 17, 2004, the Registrant issued a press release announcing its consolidated financial results for the quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.



Exhibit Index:

99.1 Press Release issued by the Registrant on February 17, 2004 reporting consolidated financial results for the quarter ended December 31, 2003.

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


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ENERGY CONVERSION DEVICES, INC.


                                By:   /s/ Stephan W. Zumsteg
                                      -------------------------------------
                                      Vice President and Chief Financial Officer

Date: February 17, 2004




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